SECURITIES ACT FILE NO. 333-_____ INVESTMENT COMPANY ACT FILE NO. 811-22171

U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 ------------------ FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒ PRE-EFFECTIVE AMENDMENT NO. ☐ POST-EFFECTIVE AMENDMENT NO. ☐

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒ AMENDMENT NO. ☐ ------------------ UBS ENSO FUND (Exact Name of Registrant as Specified in its Charter)

51 West 52nd Street New York, New York 10019 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 882-5000

ERIC B. BROTMAN UBS Financial Services Inc. 51 West 52nd Street New York, New York 10019 (Name and Address of Agent for Service)

COPY TO:

Stuart H. Coleman, Esq. Gary L. Granik, Esq. Stroock & Stroock & Lavan LLP 180 Maiden Lane New York, New York 10038-4982

------------------ APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box    ☒

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐           This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐           This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is - ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT	AMOUNT OF REGISTRATION FEE
Shares of Beneficial Interests	$100,000,000	$3,930.00

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion, Dated January 15, 2008

PROSPECTUS

UBS ENSO FUND

Shares of Beneficial Interests

($___ per Share)

Investment Objective. UBS Enso Fund (the "Fund") is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to achieve consistent, uncorrelated, risk-adjusted returns while minimizing downside risk and volatility. Capital preservation is a core objective of the Fund. It is expected that under normal market conditions approximately two-thirds of the Fund's assets will be invested outside of North America.

(continued on following page)

Investing in the Fund's shares of beneficial interest (the "Shares") involves a high degree of risk. See "Risk Factors" beginning on page __.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Total
Offering Amount	$__________
Sales Load (1)	$__________
Proceeds to the Fund	$__________(2)
______________

(1)      Generally, the minimum initial investment in the Fund is $100,000, which minimum is subject to waiver. Investments may be subject to a sales load of up to 2%. See "Plan of Distribution."

(2)      The Fund will pay offering expenses of approximately $______ from the proceeds of this offering.

UBS Financial Services Inc. ("UBS Financial") acts as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions. The Fund also may distribute Shares through other brokers or dealers. The Fund will sell Shares only to Qualified Investors (as defined herein). Once a prospective shareholder's order is received, a confirmation will be sent to the shareholder. Thereafter, the shareholder's brokerage account will be debited for the purchase amount, which will be deposited into an escrow account set up at PNC Bank Corp. for the benefit of the shareholder. See "Plan of Distribution."

UBS Financial Services Inc.
______________, 2008

Investment Portfolio. The Fund seeks to achieve its investment objective by investing, both long and short, in a diversified portfolio of global equity securities. It is expected that under normal market conditions approximately two-thirds of the Fund's assets will be invested outside of North America. The Adviser evaluates investment opportunities using primary bottom-up research. Subject to the core objective of capital preservation and the Adviser's risk management process, the Fund's portfolio manager will allocate capital in the Fund to investments that the portfolio manager views as having the potential for the highest expected returns under prevailing market conditions.

Investment Adviser. The Fund's investment adviser is UBS Enso Management, L.L.C. (the "Adviser"), which is a joint venture between UBS Fund Advisor, L.L.C. ("UBSFA" or the "Administrator") and Enso Capital Management LLC ("Enso").

Restrictions on Transfer. With limited exceptions, liquidity is provided through semi-annual repurchase offers. See "Redemptions, Repurchases of Shares and Transfers."

Interval Fund Structure and Repurchases of Shares. To provide liquidity to shareholders, the Fund will make semi-annual offers to repurchase between 5% and 25% of its outstanding Shares at their net asset value. See "Redemptions, Repurchases of Shares and Transfers—Repurchases of Shares."

Tax Treatment of the Fund. The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Administrator Fee, Advisory Fee and Incentive Fee. The Fund will pay the Administrator a monthly fee (the "Administrator Fee") at an annual rate of [x.xx]% of the Fund's net assets for the month. The Fund will also pay the Adviser both a monthly fee (the "Advisory Fee") at an annual rate of [x.xx]% of the Fund's net assets for the month, and, generally at the end of each fiscal year, an incentive fee (the "Incentive Fee") equal to 20% of the Fund's net profits. For purposes of calculating the Incentive Fee for any fiscal year, net profits will be determined by taking into account net realized gain or loss (including realized gain that may be distributed to shareholders during such fiscal year), and the net change in unrealized appreciation or depreciation of investment positions. No Incentive Fee will be payable for any fiscal year unless losses and depreciation from prior fiscal years (the "cumulative loss") have been recovered by the Fund, occasionally referred to as a "high water mark" calculation. The cumulative loss to be recovered before payment of the Incentive Fee will be reduced in certain circumstances. The aggregate amount of the Incentive Fee, the Advisory Fee and the Administrator Fee payable by the Fund and its shareholders are higher than those paid by most other registered investment companies. See "Management of the Fund—Incentive Fee."

Shareholder Qualifications. Shares will be offered only to shareholders who have a net worth (with their spouses) of more than $1,500,000 or who otherwise meet the standard for a Qualified Investor. Generally, the stated minimum initial investment is shares with an initial value of at least $100,000, which minimum may be reduced in UBS Financial's sole discretion, but not below $25,000 for employees of UBS AG and its affiliates and members of their immediate families. See "Shareholder Qualifications."

This prospectus concisely provides the information that a prospective shareholder should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated _________, 2008, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (800) 486-2608. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page ___ of this prospectus. In addition, you may request the Fund's annual and semi-annual reports and other information about the Fund or make shareholder inquiries by calling (800) 486-2608. The Fund does not have a web site on which to publish the SAI and annual and semi-annual reports. The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective shareholders and is not intended to be an active link.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	8
PRIVACY NOTICE	9
RISK FACTORS	9
USE OF PROCEEDS	16
INVESTMENT OBJECTIVE AND STRATEGIES	16
MANAGEMENT OF THE FUND	24
SHAREHOLDER QUALIFICATIONS	27
REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS	27
CALCULATION OF NET ASSET VALUE	30
DESCRIPTION OF SHARES	32
TAXES	32
PLAN OF DISTRIBUTION	33
DISTRIBUTION POLICY; DIVIDENDS	35
GENERAL INFORMATION	35
TABLE OF CONTENTS OF THE SAI	36

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund…………………………………

UBS Enso Fund (the "Fund") is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "Investment Company Act") as a non-diversified, closed-end management investment company. The Fund's investment adviser is UBS Enso Management, L.L.C. (the "Adviser"). See "General Information."

Interval Fund and Repurchases of Shares……………………………………

To provide liquidity to shareholders, the Fund will make semi-annual offers to repurchase between 5% and 25% of its outstanding Shares at their net asset value. See "Redemptions, Repurchases of Shares and Transfers—Repurchases of Shares."

Tax Treatment of the Fund……………...	The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Investment Objective and Strategies......................................

The Fund's investment objective is to achieve consistent, uncorrelated, risk-adjusted returns while minimizing downside risk and volatility. Capital preservation is a core objective for the Fund. The Fund seeks to achieve its investment objective by investing both long and short in a diversified portfolio of global equity securities. It is expected that under normal market conditions approximately two-thirds of the Fund's assets will be invested outside of North America. The Adviser evaluates investment opportunities using primary bottom-up research. Subject to the core objective of capital preservation and the Adviser's risk management process, the Portfolio Manager will allocate capital in the Fund to investments that he views as having the potential for the highest expected returns under prevailing market conditions.

The Adviser..........................................

The Adviser is a joint venture between UBS Fund Advisor, L.L.C. ("UBSFA" or the "Administrator") and Enso Capital Management LLC ("Enso"). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Joshua A. Fink, chief executive officer and chief investment officer of Enso, serves as the Fund's portfolio manager (the "Portfolio Manager") and provides day-to-day management of the Fund's investment portfolio, under the oversight of UBSFA's personnel.

The Fund will enter into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser which is effective for an initial term expiring two years after the Fund commences investment operations. Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Fund's board of trustees (the "Board" or the "Trustees"). The Board may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

Enso is a registered investment adviser under the Advisers Act under the control of Joshua A. Fink. Enso commenced investment activities in July 2002.

UBSFA is an indirect, wholly-owned subsidiary of UBS Americas, Inc. ("UBS Americas"), which, in turn, is an indirect wholly-owned subsidiary of UBS AG, a Swiss bank. UBSFA is registered as an investment adviser under the Advisers Act. UBSFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts.

Administrator Fee...................................

The Administrator provides certain administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee (the "Administrator Fee") at the annual rate of [    ]% of the Fund's average monthly net assets. A portion of the Administrator Fee is paid by the Administrator to Enso for, among other things, certain administrative services.

Advisory Fee and Incentive Fee................

The Fund pays the Adviser a monthly fee (the "Advisory Fee") at the annual rate of [    ]% of the Fund's average monthly net assets, and, additionally, generally at the end of each fiscal year, an incentive fee (the "Incentive Fee") equal to 20% of the Fund's net profits. For the purposes of calculating the Incentive Fee for any fiscal year, net profits will be determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal year) and the net change in unrealized appreciation or depreciation of securities positions. No Incentive Fee will be payable for any fiscal year unless losses and depreciation from prior fiscal periods (the "cumulative loss") have been recovered by the Fund, occasionally referred to as a "high water mark" calculation. The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances. The Adviser will be under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of Incentive Fee for a fiscal year will not be reversed by the subsequent decline of the Fund's assets in any subsequent fiscal year.

The Incentive Fee is accrued monthly and taken into account for the purpose of determining the Fund's net asset value. Accordingly, the repurchase price received by a shareholder whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been determined. However, for shareholders whose Shares (defined below) are not repurchased on a periodic share repurchase date, the Incentive Fee accrual may subsequently be reversed prior to payment if the Fund's performance declines. Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of the fiscal year as well as the last day of any other fiscal year.

The Incentive Fee presents certain risks that are not present in funds without an incentive fee. The aggregate amount of the Incentive Fee, the Administrator Fee and the Advisory Fee payable by the Fund and its shareholders is higher than those paid by most other registered investment companies. See "Management of the Fund—Incentive Fee."

Borrowing...............................................

The Fund is authorized to borrow money for investment purposes and to meet requests for tenders. The Fund is not permitted to borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the Investment Company Act) of less than 300%. See "Risk Factors—Leverage; Borrowing" and "Investment Objective and Strategies—Borrowing; Use of Leverage."

Shareholder Qualifications........................

Shares will be sold only to investors who have a net worth of more than $1,500,000 (with their spouses) or who otherwise meet the requirements for a "qualified client" as defined in Rule 205-3 under the Advisers Act ("Qualified Investors"). Before you may invest in the Fund, you will be required to certify that you are a Qualified Investor and that you will not transfer your Shares except in the limited circumstances permitted in the Fund's Declaration of Trust (the "Trust Agreement"). (The form of shareholder certification that you will be asked to sign is attached to this prospectus as Appendix A.) If your shareholder certification is not received and accepted by the Fund's distributor by the Closing Date (defined below), your order will not be accepted. If you attempt to transfer your Shares in violation of the Trust Agreement, the transfer will not be permitted and will be void. See "Shareholder Qualifications."

Shareholder Suitability..............................

An investment in the Fund involves a considerable amount of risk. It is possible that you may lose money. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

The Offering...........................................

The Fund is offering up to [________] shares of beneficial interest (the "Shares") at an initial price of $[___] per Share through UBS Financial Services Inc. ("UBS Financial"), the Fund's distributor, and other brokers or dealers. See "Plan of Distribution." UBS Financial or its affiliates may pay from their own resources compensation to its financial advisers and brokers or dealers in connection with the sale and distribution of the Shares or servicing of shareholders. Generally, the stated minimum investment is Shares with a value of at least $100,000, which minimum may be reduced in UBS Financial's sole discretion, but not below $25,000 for employees of UBS AG and its affiliates and members of their immediate families. If you want to purchase Shares with a value of less than $100,000, you should speak with your financial advisor. In granting any waiver, consideration is given to various factors, including the shareholder's overall relationship with UBS Financial, the shareholder's holdings in other funds affiliated with UBS Financial, and such other matters as UBS Financial may consider relevant at the time. UBS Financial's financial advisors may get a reduced sales credit for selling Shares substantially below this stated minimum initial contribution. The Fund expects to deliver the Shares to shareholders on or about ________, 2008, or such earlier or later date as the Fund may determine, and may continue to sell Shares after this date (each date on which Shares are delivered is called a "Closing Date"). Prior to the receipt of the shareholder certification, investor funds will be held in escrow.

Distribution Policy.................................

The Fund will pay dividends on the Shares at least annually in amounts representing substantially all of the net investment income, if any, earned each year. The Fund will pay substantially all of any taxable net capital gain realized on investments to shareholders at least annually. Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder "opts out" (elects not to reinvest in Shares). Shareholders may elect initially not to reinvest by indicating that choice on the shareholder certification attached to this prospectus as Appendix A. Thereafter, shareholders are free to change their election at any time by contacting PFPC Inc., ("PFPC") the Fund's administrator (or, alternatively, by contacting their broker or dealer, who will inform the Fund). Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date (which is generally expected to be the last business day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions..............................

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund that is not listed on a national stock exchange. In addition, with very limited exceptions, the Fund's Shares are not transferable and liquidity will be provided only through semi-annual repurchase offers described below. Shareholders will not have liquidity between these repurchase dates. An investment in the Fund is suitable only for shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See "Risk Factors—Limited liquidity."

Repurchase of Shares.............................

To provide liquidity to shareholders, the Fund will make semi-annual offers to repurchase at net asset value between 5% and 25% of its outstanding Shares in the Board's discretion. The Fund currently intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities or by borrowing to finance the repurchases. The Fund expects to make its first repurchase offer in [________] 2009 and thereafter every March and September.

If Share repurchase requests exceed the number of Shares in the Fund's repurchase offer, the Fund may (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund's outstanding Shares. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. See "Redemptions, Repurchases of Shares and Transfers—Repurchase of Shares."

Repurchases of Shares by the Fund that are not offset by additional sales of Shares will decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such Share repurchase transactions may reduce the Fund's returns.

In addition, the Fund may repurchase all or a portion of a shareholder's Shares if, among other reasons, the Board determines that continued ownership of such Shares by the shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund. See "Redemptions, Repurchases of Shares and Transfers—Repurchase of Shares."

Risk Factors............................................	An investment in the Fund involves a high degree of risk. These risks include:

	•	loss of capital

	•	the Fund has no operating history

	•	the Adviser is newly organized

	•	the Fund may invest in securities of non-U.S. issuers, including those located in developing countries

	•	the Fund may investing in small and mid-cap companies

	•	the Fund may invest in companies in developing markets

	•	the Fund may invest in securities that are illiquid and volatile

	•	the Fund may sell securities short

	•	the Shares will be illiquid securities and will not be listed on any exchange

	•	the Fund may use derivatives for hedging and non-hedging purposes

	•	investing in a fund that may hedge against foreign currency risks

	•	the Fund may borrow (or leverage) for investment purposes

	•	the Fund is not diversified

	•	the Fund may have a high portfolio turnover rate

	•	the Fund cannot guarantee that shareholders will be able to sell all of their Shares in a repurchase offer as desired

	•	the Fund's Adviser has conflicts of interests

	•	the Fund has an interval fund structure pursuant to which the Fund's semi-annual repurchases may continually decrease the overall size of the Fund, to the extent that additional Shares are not sold

	•	the Fund will bear an incentive fee

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund's investment program will be successful.

See "Risk Factors."

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

Shareholder Transaction Expenses
Maximum sales load(1) (percentage of purchase amount)	2.00%
Maximum redemption fee	None

Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fee	2.00%(2)(3)
Interest Payments on Borrowed Funds	____%
Other expenses	____%

Total annual expenses	____%

__________
(1) Investments may be subject to a waivable sales load of up to 2%. See "Plan of Distribution."

(2)      In addition to the Administrator Fee and the Advisory Fee, the Fund will pay the Adviser, generally at the end of the fiscal year, an Incentive Fee equal to 20% of the Fund's net profits. For the purposes of calculating the Incentive Fee for any fiscal year, net profits will be determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal year) and the net change in unrealized appreciation or depreciation of securities positions. No Incentive Fee will be payable for any fiscal year unless losses and depreciation from prior fiscal years (the "cumulative loss") have been recovered by the Fund. The cumulative loss to be recovered before payment of any Incentive Fees will be reduced in certain circumstances. The Adviser will be under no obligation to repay any Incentive Fee previously paid by the Fund. The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all Shares.

The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder in the Fund. The "Other Expenses" shown above are estimated based on net assets of the Fund of $[___] million. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

Example
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses, including an incentive fee (see footnote 2 above), on a $1,000 investment, assuming a 5% annual return:*	$____	$____	$____	$____
3/43/43/43/4
	1 Year	3 Years	5 Years	10 Years

* Without the sales load, the expenses would be:	$____	$____	$____	$____

The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The Fund's organizational and offering costs are not reflected in the table or in the example. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. If the actual rate of return exceeds 5%, the dollar amounts could be significantly higher as a result of the Incentive Fee.

PRIVACY NOTICE

This notice describes the Fund's privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. "Personal Information" is obtained from the following sources:

•               Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•              Written and electronic correspondence, including telephone contacts; and

•               Transaction history, including information about Fund transactions and balances in your accounts  with UBS Financial Services Inc. or our affiliates or other Fund holdings and any affiliation with UBS and its subsidiaries.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

RISK FACTORS

General

The identification of attractive investment opportunities is difficult and involves a significant degree of uncertainty. Returns generated from the Fund's investments may not adequately compensate shareholders for the business and financial risks assumed. The Fund is subject to those market risks common to funds investing in all types of securities, including market volatility. Also, certain trading techniques employed by the Adviser such as short sales, investment in foreign securities and the use of leverage, may increase the adverse impact to which the Fund's investment portfolio may be subject. Potential shareholders should consider the following risks before subscribing for Shares.

Stock Prices Fluctuate

Apart from the specific risks identified below, the Fund's investments may be negatively affected by the broad investment environment in the securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose money. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Semi-Annual Repurchase of Securities

The Fund's required semi-annual repurchases may have the effect of decreasing the size of the Fund over time from what it otherwise would have been. The Fund's repurchase policy may force the Fund to sell assets it otherwise would not sell, or to sell assets sooner than it might otherwise have sold them. It also may reduce the investment opportunities available to the Fund and, to the extent that additional Shares are not sold, cause its expense ratio to increase. The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Because the Fund will offer to repurchase between 5% and 25% of its outstanding Shares in each repurchase offer, if a repurchase offer is over-subscribed, shareholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer. In the event that a repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional Shares, but only up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis. Due to the potential for pro-ration if the repurchase offer is over-subscribed, some shareholders may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares. Further, because the Fund may, in certain circumstances, liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund's investments. To the extent the Fund borrows to finance the making of repurchases, interest on such borrowings may reduce the Fund's returns.

Investments in foreign securities

The Fund plans to invest principally in the securities of foreign issuers located in at least 30 countries in an effort to diversify exposure among countries. Foreign issuers are those (a) organized under the laws of, (b) whose securities have their principal trading markets in, (c) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (d) having at least 50% of their assets located in countries other than the United States. Investments in foreign securities face specific risks, which include:

•	unfavorable changes in currency rates and exchange control regulations

•	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital

•	reduced availability of information regarding foreign companies

•	different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements

•	reduced liquidity and greater volatility

•	difficulty in obtaining or enforcing a judgment

•	increased market risk due to regional economic and political instability

•	increased brokerage commissions and custody fees

•	securities markets which are less developed than in the U.S. and subject to a lesser degree of supervision and regulation

•	foreign withholding taxes

•	delays in settling securities transactions

•	threat of nationalization and expropriation

•	increased potential for corrupt business practices in certain foreign countries

Foreign currency translation risks

All calculations with respect to the Fund, including determinations of net profits and losses, are denominated in U.S. dollars. Transactions undertaken in foreign currencies, if any, are subject to risks associated with the translation into U.S. dollars and the receipt of U.S. dollars upon the consummation of such transactions. To the extent that it engages in such transactions, the Fund is subject to the risk of unfavorable fluctuations in the exchange rate between the local currency and U.S. dollars and the possibility of certain exchange controls. The Fund has no obligation to enter into any currency hedging transactions, and there can be no assurances that any currency hedging techniques, if employed, will be used successfully.

Investments in mid-cap and small-cap companies

Although the Fund may invest in companies of any capitalization, the Fund may invest a substantial amount of its assets in equity securities of mid-cap and small-cap companies. These investments may present greater opportunity for growth, but there are specific risks associated with investments in these companies, which include:

•	poor corporate performance, limited product lines, undeveloped markets and/or limited financial resources

•	less predictable returns, less publicly available information and little or no research by the investment community

•	reduced or zero liquidity and absence of exchange listings or dealers willing to make a market

•	increased share price volatility because, in periods of investor uncertainty, investor sentiment may favor large, well-known companies over smaller, lesser-known companies

•	reliance, in many cases, on one or two key individuals for management

Developing markets risk

Because the Fund may purchase securities of companies worldwide, it may purchase securities of issuers located in developing countries. Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. The markets of developing countries may face the following additional risks, among others:

•	high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries

•	high concentration of investors and financial intermediaries

•	political and social uncertainties

•	overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices

•	overburdened infrastructure and obsolete or unseasoned financial systems

Limited liquidity

The Fund is a closed-end investment company designed primarily for long-term investors. Shares of the Fund will not be traded on any securities exchange or other market, and no market for the Shares is expected to develop. Any person that holds Shares may have to bear the economic risk of an investment in the Fund for a substantial period of time and, consequently, should consider such investment to illiquid. With very limited exceptions, shares are not transferable. Liquidity will generally be provided principally through semi-annual repurchase offers. See "Redemptions, Repurchases of Shares and Transfers."

Leverage; Borrowing

The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the Fund's investments decline in value, the loss will be magnified if the Fund has borrowed money to make its investments.

If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings, or it may be forced to sell investments at disadvantageous times to repay borrowings. The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. The Fund likely will sell its more liquid assets first to repay borrowings, thus increasing its concentration in less liquid securities.

The Investment Company Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%. This could prevent the Fund from completing its repurchase offers. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Investment Company Act or the Fund's loan agreements.

The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Fund's shareholders, and the terms of any borrowings may contain provisions that limit certain activities of the Fund. Payments of interest and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise would have available. The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

To obtain "leveraged" market exposure in certain investments and in an effort to increase the overall return to the Fund of various investments, the Fund may purchase options and other instruments that do not constitute "indebtedness" for purposes of the "asset coverage" requirement. These instruments nevertheless may involve significant economic leverage and therefore involve the risks of loss described herein. In some cases, the leverage may be significant with an associated significant risk of loss.

Operating history

The Fund is a newly organized investment company with no previous operating history upon which shareholders can evaluate the performance of the Fund. Furthermore, the past investment performance of Enso, and entities with which Enso or any of the Portfolio Managers have been associated, should not be construed as an indication of the future results of the Fund or any investment in the Fund.

Reliance on key personnel of the Adviser

The Fund's ability to identify and invest in attractive opportunities is dependent upon Enso's Portfolio Managers. If one or more of them were to leave Enso, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Incentive fee

The right to the Incentive Fee may give the Adviser reason to select investments for the Fund that are riskier or more speculative than it would select if it were paid only the Administator Fee and the Advisory Fee Fee. In addition, since the Incentive Fee is generally calculated based on unrealized as well as realized gain on securities positions, the amount of the Incentive Fee ordinarily will be greater than if it were based solely on realized gains. For an explanation of the Incentive Fee, see "Management of the Fund—Incentive Fee."

Non-diversified status

The Fund is classified as a "non-diversified" management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Shares.

High portfolio turnover rate

Although the Fund seeks long-term capital appreciation, the Fund may sell securities and other investments when deemed appropriate by the Adviser, without regard to how long they have been held. As a result, the Fund's portfolio turnover rate may be high. A high rate of portfolio turnover means that the Fund will incur higher brokerage commissions, which will reduce the Fund's investment returns, and may result in short-term gains that will be taxable to investors.

Restricted and illiquid securities

The Fund is permitted to invest up to [50]% of its assets in securities that may be restricted or illiquid. Restricted securities are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Restricted and other illiquid investments involve the risk that the securities cannot be sold at the time desired by the Fund or at prices approximating the value the Fund has determined. Difficulty in selling illiquid investments could impair the Fund's ability to meet repurchase requests or to pay its fees and expenses.

Securities believed to be undervalued or incorrectly valued

Securities which the Adviser believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Adviser anticipates. As a result, the Fund may lose all or substantially all of its investment in any particular instance. In addition, there is no minimum credit standard that is a prerequisite to the Fund's investment in any instrument and some obligations and preferred stock in which the Fund invests may be less than investment grade.

Use of derivatives

The Fund is authorized to use derivative instruments to attempt to hedge portfolio risk, for cash management purposes and for non-hedging purposes in pursuit of its investment objective. Investing in derivative investments involves numerous risks. For example:

•	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge unsuccessful

•	the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument

•	certain derivative investments held by the Fund may trade only in the over-the-counter markets or not at all, and can be illiquid

•	derivatives may change rapidly in value because of their inherent leverage

All of this can mean that the Fund's net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.

Short selling

Short selling is a speculative investment technique that involves expenses to the Fund and the following additional risks:

•	while the potential gain on a short sale is limited, the loss is theoretically unlimited

•	it can increase the effect of adverse price movements on the Fund's portfolio

•	the Fund may not be able to close out a short portion at any particular time or at the desired price

•

the Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Fund, thus increasing the price the Fund may have to pay for the security and causing the Fund to incur losses on the position

•	if the market for smaller capitalization or foreign companies becomes illiquid, the Fund may be unable to obtain securities to cover short positions

•	certain foreign markets may limit the Fund's ability to short stocks

Preferred securities

To the extent the Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

General. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in US federal corporate income tax rates or the dividends-received deduction. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed-rate preferred securities may be reduced and the Fund would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities.

Limited Voting Rights. Generally, preferred security holders (such as ourselves) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Lending Portfolio Securities

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-US securities.

Conflicts of interest

UBSFA and Enso, or their affiliates, provide investment advisory and other services to various entities. UBSFA and Enso and certain of the investment professionals who are principals of or employed by UBSFA or Enso or their affiliates also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by UBSFA, Enso and their affiliates, "Other Accounts"). The Fund has no interest in these activities. As a result of the foregoing, UBSFA and Enso and the investment professionals who, on behalf of the Adviser, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which UBSFA or Enso will cause one or more of their Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund's assets. There also may be circumstances under which UBSFA or Enso will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

UBSFA or its affiliates may have an interest in other accounts managed by Enso ("Enso Accounts") on terms different than an interest in the Fund. In addition, Enso may receive research products and services in connection with the brokerage services that UBSFA and its affiliates may provide from time to time to one or more Enso Accounts or to the Fund. The Enso Accounts may charge asset-based fees and may be subject to incentive fees that are lower than the asset-based fees and incentive fees to which the Fund is subject.

USE OF PROCEEDS

The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable (which the Fund expects to be within three months) after the closing of the offering. The Adviser's Incentive Fee will initially be measured from the commencement of the Fund's operations. The Fund will pay estimated initial offering expenses of approximately $[_____] from the proceeds of this offering.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to achieve consistent, uncorrelated, risk-adjusted returns while minimizing downside risk and volatility. Capital preservation is a core objective of this Fund. The Fund seeks to achieve its investment objective by investing both long and short in a diversified portfolio of unique global equity securities.

The Fund's portfolio will be broadly diversified with respect to both industry and geography. It is expected that under normal market conditions approximately two-thirds of the Fund's assets will be invested outside of North America. The Fund will generally concentrate on mid- to large-capitalization companies, but may invest across the capitalization scale with various risk/reward profiles in particular investments while maintaining the overall core objective of capital preservation. The Adviser's research is focused on businesses typically hailing from the Basic Materials, Communications, Consumer Goods, Energy, Financial, Healthcare, Industrial, Technology and Utilities sectors.

Investment Process

Fundamental analysis, with an emphasis on primary research, is the foundation of the Adviser's investment process, which merges bottom-up analysis with top-down sub-sector investigation. As the foundation of the Adviser's research process, senior portfolio managers spend a good deal of time traveling, meeting with management teams and visiting company facilities seeking opportunities. The Adviser's portfolio managers have gained focused knowledge in the sub-industries in which the Fund will invest while maintaining a global perspective, which allows them to compare industries across different regions around the globe. A large portion of the Adviser's research is focused on understanding the structure and economics of each sub-industry in which the Fund will invest and following how those economics change over time. Additionally, the Adviser's portfolio managers are experienced at conducting balance sheet and credit analysis, modeling debt amortization schedules and studying debt covenants. The above process aids the Adviser in finding suitable short candidates as well as long de-leveraging candidates.

As a result of this research process, the Adviser will generate core investment ideas which will comprise the majority of the Fund's portfolio. Though the portfolio is generally expected to consist of approximately 95 names on average, the majority of the Fund's value-at-risk is expected to be driven by approximately 30 core positions representing about 15 themes around the globe. The remaining positions will include those the Adviser is working into or out of and occasional trading positions. On average, the thesis for a core position has an investment horizon of approximately 18-24 months, but in instances may, for example, be as short as a week or as long as two or three years.

Risk Management

The Adviser has developed a three-part risk management process. The first component involves having thorough knowledge of each position. The second aspect involves constructing a low-risk portfolio by monitoring and managing the volatility of individual positions and the overall portfolio with the intention of constraining the volatility of the portfolio in relation to the MSCI World Index. The third component involves risk management at the firm-wide level. The Adviser has developed its own risk management systems and the Adviser has also partnered with Risk Metrics. The Adviser performs daily value-at-risk analysis stress tests portfolios, and executes scenario analyses. Every core addition or deletion to the portfolio is run through the Adviser's systems to understand how much incremental risk is being added to or deleted from the overall portfolio. Lastly, a monthly risk management meeting is convened to discuss the overall risk of the portfolio. At this meeting, the securities in the portfolio are reviewed, not to discuss the investment attributes of each security, but to discuss the imbedded risk associated with each position, which allows all the members of the firm to act as a check and balance against each other from a risk perspective.

Types of Investments

Equity Securities.

A majority of the Fund's investments will be in equity securities of issuers selected through the Adviser's investment process.

Common Stock. Common stock generally represents the residual equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market or particular sectors of the market and a drop in the stock market or a sector may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market or economy, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on preferred securities are usually cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. There is no assurance that dividends or distributions on the preferred securities in which the Fund may invest will be declared or otherwise made payable.

Short Positions.

As a part of its investment program, the Fund generally expects to implement two types of short strategies for absolute return and hedging purposes. The first type of short investment strategy will be outright short positions. Portfolio hedging is the second type of short strategy that the Fund will utilize. In keeping with the core objective of capital preservation, the Fund will hedge to control the risk exposure due to adverse changes in price. The Adviser will identify and monitor specific equity securities to be used to reduce the volatility of the overall portfolio. This strategy is intended to protect the Fund's portfolio against equity market risk and severe price dislocations.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund  may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited. Purchasing securities to close out a short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock.

Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, the Fund is under no obligation to utilize short sales at all.

Foreign Securities.

The Fund will invest primarily in securities of non-US, or foreign, issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares ("GDRs") and other forms of depositary receipts. The Fund will consider a company to be a US issuer and not a foreign issuer if it was organized in the US and its primary business office is in the US.

ADRs are receipts typically issued by a US bank which evidence ownership of underlying securities issued by a non-US corporation. GDRs are receipts issued outside the US typically by non-US banks that evidence ownership of either foreign or domestic securities. These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The Fund will also invest directly in securities of foreign issuers.

Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in foreign securities are affected by risk factors generally not thought to be present in the US. These factors are listed in the prospectus under "Risk Factors — Investments in foreign securities."

The Fund may, but is not required to, attempt to hedge against foreign currency risks, and it may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to "lock in" the US dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund's foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's investment objective, such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's investment portfolio. The Fund also may engage in currency exchange swaps (agreements to exchange the right to make or receive payments in specified currencies). These transactions may help reduce the Fund's losses on securities denominated in a currency other than US dollars, but it also may reduce the potential gain on the securities depending on changes in the currency's value relative to the US dollar. There can be no assurance that the Fund will engage in these strategies or that these strategies will be successful.

Other Investment Companies.

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. Other provisions of the Investment Company Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Exchange Traded Funds. Subject to the limitations on investment in other investment companies, the Fund may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national securities exchange. ETFs may be based on indices or baskets of underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Money Market Instruments.

The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds (the investment in which could result in additional fees being paid indirectly by the Fund), or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments pending allocation of the offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include US Government Securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of US banks that are members of the Federal Deposit Insurance Corporation and repurchase agreements. The Fund does not intend to invest in money market instruments in pursuit of capital appreciation.

Reverse Repurchase Agreements.

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage on the part of the Fund which also may increase the volatility of the Fund's investment portfolio.

Special Investment Techniques.

The Fund may use a variety of special investment techniques to hedge a portion of its investment portfolio against various risks or other factors that generally affect the values of securities for cash management and for non-hedging purposes to pursue the Fund's investment objective. These techniques may involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities. To the extent necessary to comply with SEC staff positions, the Fund will segregate liquid assets in respect of its derivative positions.

Derivatives.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indexes, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options.

The Fund may engage in options transactions. The Fund also may invest in so-called "synthetic" options (which generally are privately negotiated options that are exclusively cash-settled) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options also may be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

The Fund may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options.

A covered call option sold by the Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund to loss of opportunity to realize appreciation in the market price of the underlying security in excess of the strike price but protects the Fund against depreciation in the market price of the security to the extent of the premium received for selling the option. A put option sold by the Fund, exposes the Fund during the term of the option to a decline in price of the underlying security below the strike price.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

Warrants.

Warrants are option instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements.

The Fund may enter into equity, interest rate, index, currency rate and other types of swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) on a particular referenced item, which my be an interest rate, index or nearly anything else, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount exposed to changes in the referenced item.

The Fund may purchase cash-settled options on swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms and may be considered to be illiquid.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Call And Put Options On Securities Indexes.

The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Adviser's ability to correctly predict movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

Borrowing;Use of Leverage.

The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. The use of borrowings involves a high degree of risk. See "Risk Factors—Leverage; Borrowing."

Lending Portfolio Securities.

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities and generally also receives a fee equal to a portion of the interest on the cash collateral required to be posted by the borrower of the securities. Interest earned may offset, and thus reduce, Fund expenses. In respect of such transactions, the Fund will receive collateral consisting of cash, US Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities.

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days, weeks or months after the date of the commitment to purchase. The payment obligation and the terms of the securities are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price available in the market when the delivery takes place actually may be more favorable than that obtained in the transaction itself. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Segregation.

For certain types of investments described above, the Fund may engage in transactions that may be deemed to create leverage ("Senior Security Transactions"). In order to avoid the creation of a "senior security" (as defined in Section 18 of the Investment Company Act) and thereby to avoid a violation of Section 18 of the Investment Company Act, the Fund may "cover" the Senior Security Transaction as provided in various interpretations of the staff of the SEC or "collateralize" the Senior Security Transaction by creating a segregated account on the books of the Fund and/or the Fund's custodian bank containing securities having a value at least equal to the Fund's obligations under the Senior Security Transaction.

PERFORMANCE INFORMATION

The Fund has no operating history. Appendix B to this prospectus contains investment performance information for other accounts that are managed by Enso using the same personnel that manage the Fund in accordance with an investment program that is substantially similar to the Fund's investment program. The information is provided to illustrate the experience and historic investment results obtained by Enso. It should not be viewed as indicative of the future investment performance of the Fund. Future investments will be made under different economic conditions and the Fund is likely to invest a substantial portion of its assets in different securities.

Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

MANAGEMENT OF THE FUND

General

The Fund's Board provides broad oversight over the affairs of the Fund.

The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Fund's Trustees, pursuant to the terms of the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Trustees, for formulating a continuing investment program for the Fund. A discussion of the basis for the Board's approving the Investment Advisory Agreement will be available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2008.

The offices of the Adviser are located at 51 West 52nd Street, New York, New York 10019. The Adviser is a joint venture between UBSFA and Enso. Within the joint venture, the Adviser employs the Fund's Portfolio Managers to provide day-to-day management of the Fund's investment portfolio, and employs UBSFA's personnel to oversee their activities.

Enso, a registered investment adviser under the Advisers Act, is controlled by Joshua A. Fink. Enso commenced investment activities in July 2002.

UBSFA is an indirect, wholly-owned subsidiary of UBS Americas, which, in turn, is an indirect wholly-owned subsidiary of UBS AG, a Swiss bank. UBSFA is registered as an investment adviser under the Advisers Act. UBS Financial, a wholly-owned subsidiary of UBS Americas, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange, Inc. and other principal securities exchanges. UBSFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts.

Portfolio Management

Joshua A. Fink is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Fink is the founder, Chief Executive Officer and Chief Investment Officer of Enso. Before forming Enso in 2002, Mr. Fink was a Managing Director at Argonaut Capital Management, where he served as both a portfolio manager and an analyst.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of investments in the Fund.

Administrator and Administrator Fee

The Administrator provides administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services.

The Fund will pay a monthly fee to the Manager for management and administrative services at an annual rate of [___]% of the Fund's average monthly net assets. The overall amount payable by the Fund and its shareholders, consisting of the Administrator Fee, the Advisory Fee and the Incentive Fee, will be higher than those paid by most other registered investment companies. The Administrator will pay a portion of the Administrator Fee to Enso.

Advisory Fee and Incentive Fee

In addition to the Administrator Fee paid to the Administrator, the Adviser will be paid both a monthly Avisory Fee at an annual rate of [    ]% of the Fund's average monthly net assets, and he Incentive Fee in an amount generally equal to 20% of the Fund's net profits. For the purposes of calculating the Incentive Fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal year) and the net change in unrealized appreciation or depreciation of securities positions. No Incentive Fee will be payable for any fiscal year unless losses and depreciation from prior fiscal years have been recovered by the Fund. This is sometimes known as a "high water mark" calculation. The Adviser will be under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of the Incentive Fee for a fiscal year will not be reversed by the subsequent decline of the Fund's assets in any subsequent fiscal year.

Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of a fiscal year. The Fund will accrue the Incentive Fee monthly based on the Fund's investment performance. The Fund's net asset value is reduced or increased to reflect these calculations. Accordingly, the repurchase price received by a shareholder whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been determined. However, for shareholders whose shares are not repurchased on a periodic share repurchase date, the Incentive Fee accrual may subsequently be reversed if the Fund's performance declines.

If the Fund is in a net loss situation, there will be no accrual of Incentive Fees, and no Incentive Fees will be payable. If this situation arises, the Fund will keep track of its "cumulative loss" on a monthly basis. Each time Shares are repurchased in a repurchase offer, and each time the Fund pays a dividend or a distribution, the Fund will adjust the amount of any cumulative loss downward in proportion to the reduction in the Fund's assets paid in respect of such repurchase or paid in respect of such dividend or distribution, so that the repurchase of Shares or payment of a dividend or distribution has the effect of reducing the amount of cumulative loss. However, if after a loss is incurred by the Fund, there are additional sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions), the number of outstanding Shares will increase and the per-Share amount (but not the dollar amount) of cumulative loss will be reduced. As a result, if you do not reinvest your distributions, the benefit you receive from a cumulative loss (if any) will be diluted. This means that you may bear a higher percentage Incentive Fee than you otherwise would.

Very few investment advisers to registered investment companies receive an Incentive Fee similar to that to which the Adviser is entitled. However, the Incentive Fee is comparable to performance-based fees charged by private funds.

The calculation of the Incentive Fee involves complex accounting concepts. The Fund encourages you to consult with you financial adviser regarding this calculation.

Other expenses of the Fund

The Fund will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund will include:

•

all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

•	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;
•

the costs and expenses of holding any meetings of the Board or shareholders that are regularly scheduled, permitted or required to be held under the terms of the Trust Agreement, the Investment Company Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;
•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Administrator or the Trustees;
•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;
•

all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;
•	the fees of custodians and other persons providing administrative services to the Fund; and
•	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser and the Administrator for any of the above expenses that they pay on behalf of the Fund.

Additional Administrative and Custodial Services

PFPC performs certain administration, accounting and investor services for the Fund and other funds sponsored or advised by UBS Americas or its affiliates, including the Adviser. In consideration for these services, the Fund will pay, and such other funds pay, PFPC an annual fee based on: (i) the average net assets of the Fund, subject to a minimum monthly fee, and (ii) the aggregate net assets of such other funds, and will reimburse PFPC for out-of-pocket expenses.

PFPC Trust Company, an affiliate of PFPC, acts as custodian for the Fund's assets.

SHAREHOLDER QUALIFICATIONS

Shares of the Fund will be offered only to shareholders who are "qualified clients" as such term is defined in Rule 205-3 under the Advisers Act, as that rule may be amended from time to time. Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder. Qualified clients also include certain knowledgeable employees who participate in UBSFA's investment activities. All of these persons are referred to in this prospectus as "Qualified Investors." You must complete and sign a shareholder certification before you may invest. If your shareholder certification is not received and accepted by UBS Financial by the applicable Closing Date, your order will not be accepted. The form of shareholder certification is included as Appendix A to this prospectus. The Fund will not be obligated to sell to brokers or dealers any Shares that have not been placed with Qualified Investors.

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

The Board has adopted repurchase offer policies as fundamental policies. These policies, which may not be changed without the vote of the holders of a majority of the Fund's outstanding voting Shares (as defined in the Investment Company Act), provide that every six months, the Fund intends to make an offer to repurchase a portion of the value of its outstanding Shares from shareholders who request repurchases. Shares will normally be repurchased at their net asset value determined as of the close of regular trading on the New York Stock Exchange ("NYSE") within a maximum of 14 days after the repurchase offer ends as described below.

No Right of Redemption or Transfer

No shareholder or other person holding a Share or a portion of a Share will have the right to require the Fund to redeem the Share or portion thereof. No public market exists for Shares, and none is expected to develop. With very limited exceptions, Shares are not transferable and liquidity will be provided only through limited repurchase offers. Consequently, shareholders will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund has an interval fund structure, pursuant to which it intends to make semi-annual offers to repurchase at net asset value between 5% and 25% of its outstanding Shares in the Board's discretion. Currently, the Fund expects to offer to repurchase outstanding Shares every March and September, commencing [______] 2009. The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The repurchase offers will be made pursuant to fundamental policies of the Fund that may be changed only with the approval of the Fund's shareholders.

Repurchases of Shares may decrease the Fund's total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such repurchase transactions may reduce the Fund's returns.

The Fund will make semi-annual offers to repurchase Shares pursuant to Rule 23c-3 under the Investment Company Act, and the Trustees may place such conditions and limitations on the repurchase offers as may be permitted under that rule. The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the "repurchase request deadline") will be generally on or about the 18th day in the months of March and September or, if the 18th day is not a business day, on the next business day. The date on which the repurchase price for Shares is to be determined will be generally the last day of the month (the "repurchase pricing date"), but shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day).

Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the Investment Company Act. If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund thereafter renews the repurchase offer, the Fund shall send a new notification of the offer to shareholders.

Prior to the commencement of a repurchase offer, the Fund will send a notification of the offer to shareholders. The notification will specify, among other things:

•	the percentage of Shares that the Fund is offering to repurchase;
•	the date on which a shareholder's repurchase request is due;
•	the date that will be used to determine the Fund's net asset value applicable to the Share repurchase;
•	the date by which shareholders will receive the proceeds from their sales of Shares; and
•	the net asset value of the Shares of the Fund no more than 7 days prior to the date of the notification.

The Fund will send this notification between 21 and 42 days before each repurchase request deadline. A shareholder's broker, dealer or other financial intermediary may require additional time to mail the repurchase offer to the shareholder, to process the request, and to credit the account with the proceeds of any repurchased Shares.

The repurchase request deadline will be strictly observed. If a shareholder, or the shareholder's broker, dealer or other financial intermediary fails to submit a shareholder's repurchase request in good order by the due date, the shareholder will be unable to liquidate the Shares until the next six-month period, and the shareholder will have to resubmit the request in that subsequent period. Shareholders should advise the Fund or their brokers, dealers or other financial intermediaries of their intentions in a timely manner. Shareholders may withdraw or change their repurchase request at any point before the repurchase request deadline.

The Trustees will, in the exercise of their duties and subject to applicable law, determine the repurchase offer amount for each repurchase offer based upon such considerations as market demand and the Fund's net asset value. There is no minimum percentage of the value of Shares that must be tendered before the Fund will honor repurchase requests. However, the repurchase offer amount determined by the Trustees for each repurchase offer sets a maximum value of Shares that may be purchased by the Fund. If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, repurchase additional Shares, but only up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis.

If prorating is necessary, the Fund will send a notice of proration on the business day following the due date. The value of Shares each shareholder asked to have repurchased will be reduced by the same percentage. If any amount of Shares that a shareholder wishes to have repurchased by the Fund are not repurchased because of prorating, a shareholder will have to wait until the next repurchase offer, and the shareholder's repurchase request will not be given any priority over other shareholders' requests at this later date. Thus, there is a risk that the Fund may not purchase all of the Shares a shareholder wishes to sell in a given six-month period, or in a subsequent six-month period. In anticipation of the possibility of prorating, some shareholders may tender more Shares than they wish to have repurchased in a particular six-month period, thereby increasing the likelihood of prorating. There is no assurance that shareholders will be able to sell the number of Shares they desire to sell.

All repurchase offer materials are mailed to shareholders of record before commencement of the repurchase offer. Shareholders whose Shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their Shares in the repurchase offer.

In addition, the Fund may repurchase all or a portion of a shareholder's Shares if, among other reasons, the Board determines that continued ownership of such Shares by the shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund.

Determination of Repurchase Price

Repurchase prices are set at a price equal to the net asset value per Share of the Fund as of a specified date that occurs after the repurchase request deadline, which shall be specified in the notice. The Fund's net asset value per Share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it also may change materially shortly after a repurchase request deadline and the repurchase pricing date. Such changes may be more pronounced and more rapid than with other funds because of the Fund's investment objective and policies and the potential for Incentive Fees. Payment for tendered Shares will be distributed no later than seven days after the repurchase pricing date.

Net asset value per share is calculated at least weekly as of the close of business on the NYSE, and at such other times as is required under Rule 23c-3 of the the Investment Company Act. The method by which the Fund calculates its net asset value is discussed under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors—Limited Liquidity." Shareholders who wish to obtain the net asset value per share during this period should contact the Fund, the Fund's Administrator, or their financial adviser.

Impact of Repurchase Policy

From the time the Fund distributes each repurchase offer notification until the repurchase pricing date, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, liquid assets means assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period of time equal to the period between a repurchase request deadline and the repurchase payment date, or assets that mature by the repurchase payment date. The Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. See "Risk Factors—Leverage; Borrowing."

A shareholder who tenders its Shares for repurchase generally will have a taxable event.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. However, payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments following the conclusion of a repurchase offer, the Fund may hold a larger proportion of its total assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

Repurchase of the Fund's Shares will reduce the amount of outstanding Shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets may increase the Fund's expense ratio, to the extent that additional Shares are not sold. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

CALCULATION OF NET ASSET VALUE

The Fund typically will compute its net asset value at least weekly in accordance with the procedures set forth below.

Domestic exchange-traded and NASDAQ-listed equity securities (other than options) will be valued at their last closing sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their bid prices for securities held long, or their ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board will periodically monitor the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value. If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request that the Board, or a committee thereof, instead value the security at fair value. In any such situation, the Board, or a committee thereof, will consider the recommendation of the Adviser, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, will value the security at fair value as determined by the valuation committee in good faith.

All assets and liabilities initially expressed in foreign currencies will generally be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. New York time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Prospective shareholders should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Board's judgments regarding appropriate valuations should prove incorrect. The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its Shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund's investments will also affect the amount of the Administrator Fee, Advisory Fee and Incentive Fee. See "Risk Factors—Incentive Fee." All fair value determinations by the Adviser are subject to ratification by the Board.

Expenses of the Fund, including the Administrator Fee, the Advisosry Fee and the Incentive Fee and the costs of any borrowings are accrued monthly and taken into account for the purpose of determining net asset value. See "Risk Factors—Incentive Fee."

DESCRIPTION OF SHARES

General

The Fund is an unincorporated statutory trust organized under the laws of Delaware. The Fund is authorized to issue an unlimited number of Shares of beneficial interest. The Board is authorized to increase or decrease the number of Shares the Fund is authorized to issue. Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send periodic reports (including financial statements), when available, to all shareholders. The Fund does not intend to hold annual meetings of shareholders. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form. Any transfer of Shares will be void if made (i) to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of shareholder services to the Fund or (ii) to any person who is not a Qualified Investor. In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Shares at their then current net asset value. This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer. With very limited exceptions, Shares are not transferable and liquidity will be provided principally through limited repurchase offers. See "Risk Factors—Limited Liquidity."

In general, any action requiring a vote of the holders of the Shares of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares. Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of two-thirds of the Shares present at a shareholders' meeting if the holders of a majority of the outstanding Shares are present or represented by proxy.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.

TAXES

The Fund intends to qualify and elect to be treated as a regulated investment company (a "RIC") under the Code. As a RIC, the Fund will generally be exempt from federal income taxes on net investment income and capital gain distributed to shareholders, as long as at least 90% of the Fund's investment income and net short-term capital gains are distributed to shareholders each year. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% tax on the undistributed amounts.

Dividends from net investment income and distributions from net short-term capital gain are taxable as ordinary income and, to the extent attributable to dividends received by the Fund from U.S. corporations, may be eligible for a 70% dividends-received deduction for shareholders that are corporations. Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder, and are not eligible for the dividends-received deduction. The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund Shares.

When you sell Shares or have shares repurchased by the Fund, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your Shares for one year or less. However, if you sell Shares on which a long-term capital gain distribution has been received and you held the Shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

The Fund does not intend to operate so as to be permitted to "pass-through" to its shareholders credit for foreign taxes, if any, payable by the Fund. Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

The Fund expects that each January, the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

It is not expected that you will be subject to the alternative minimum tax solely as a result of your investment in the Fund. Fund distributions may be subject to state and local taxes. You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

PLAN OF DISTRIBUTION

General

UBS Financial acts as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions. The Fund also may distribute Shares through brokers or dealers with which it has entered into distribution agreements. The Fund is not obligated to sell to a broker or dealer any Shares that have not been placed with Qualified Investors. UBS Financial intends to compensate UBS Financial's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of Shares and for their ongoing servicing of clients with whom they have distributed interests in the Fund. Servicing includes: handling shareholder inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of investor accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser or UBS Financial may reasonably request. Compensation to such financial advisors and other professionals, which will generally be paid on at least a quarterly basis, is based upon a formula that takes into account the amount of client assets being serviced (the "Servicing Compensation"). The Administrator or its affiliates, in the Administrator's discretion and from their own resources, may pay additional compensation to brokers or dealers in connection with the sale and distribution of the Shares (the "Additional Compensation"). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker's or dealer's registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker's or dealer's registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Neither UBS Financial nor any other broker or dealer is obligated to buy from the Fund any of the Shares.

The shareholder's purchase amount will be deposited into an interest-bearing escrow account set up at PNC Bank Corp. (the "Escrow Agent") for the benefit of the shareholder. The purchase amount will be released from the escrow account once the shareholder's order is accepted, and the interest borne on the amount while in escrow will be credited to the shareholder's brokerage account.

The Fund has agreed to indemnify UBS Financial, its affiliates, the Adviser and certain other persons against certain liabilities, including liabilities under the Securities Act. However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

The principal business address for UBS Financial is 51 West 52nd Street, New York, New York 10019.

Purchase Terms

Sales of Shares will be made only to Qualified Investors who have completed and returned a shareholder certification, and whose shareholder certification has been accepted, before a Closing Date. Shareholders may pay to UBS Financial a sales load of up to 2%. The amount of the sales load to which a shareholder will be subject will be determined by the shareholder and its financial adviser, subject to a maximum of 2%. If you want to be subject to a lower sales load, you should speak with your financial advisor. Generally, the stated minimum investment is Shares with an initial value of at least $100,000, which minimum may be reduced in UBS Financial's sole discretion, but not below $25,000 for employees of UBS AG and its affiliates and members of their immediate families. If you want to purchase Shares with a value of less than $100,000, you should speak with your financial advisor. In granting any waiver, consideration is given to various factors, including the shareholder's overall relationship with UBS Financial, the shareholder's holdings in other funds affiliated with UBS Financial, and such other matters as UBS Financial may consider relevant at the time. UBS Financial's financial advisors may receive a reduced sales credit for selling Shares substantially below this stated minimum initial contribution. The Fund may vary the investment minimum from time to time.

Additional Sales

From time to time, the Fund may sell additional Shares to Qualified Investors. In deciding whether to commence sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment. The minimum additional investment in the Fund is $25,000. For employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund is $25,000.

DISTRIBUTION POLICY; DIVIDENDS

The Fund expects that dividends will be paid annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Shares may vary in amount depending on investment income received and expenses of operation.

Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually. In addition, depending upon the performance of the Fund's investments, the related growth of the Fund's net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes – that is to say, the Fund will effectively be returning to each shareholder a portion of the shareholder's initial investment in the Fund. A return of capital will not be taxable to shareholders at the time of its payment. It will, however, decrease a shareholder's tax basis in his or her Shares. For example, if a shareholder has a basis in his Shares of $100,000 and then receives a return of capital of $5,000, the shareholder will not have to pay taxes on the return of capital when the shareholder receives it. However, the shareholder's tax basis in his Shares will be reduced from $100,000 to $95,000. If the shareholder later tenders his Shares for $105,000, the shareholder will have a taxable gain of $10,000 instead of only $5,000 had there not been any prior return of capital. Assuming the gain is long-term, the shareholder's capital gains taxes will have increased from $750 to $1,500. See "Taxes."

The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive in respect of Shares.

A shareholder's dividends and capital gain distributions will be automatically reinvested if the shareholder does not instruct his broker or dealer otherwise. A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Shareholders may elect not to reinvest, and are free to change their election at any time, by contacting PFPC or by contacting their broker or dealer, who will inform the Fund. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

The Fund reserves the right to suspend at any time the ability of shareholders to reinvest distributions and to require shareholders to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

GENERAL INFORMATION

The Fund is a newly formed Delaware statutory trust registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed on October 26, 2007 and has no operating history. The Fund's address is c/o UBS Financial Services Inc., 51 West 52nd Street, New York, New York 10019 and its telephone number is (800) 486-2608.

SIGNATURE REQUIRED

ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A UBS ENSO FUND PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED. Please promptly return completed, executed Investor Certification to Alternative Investments US via Fax: (212) 882-____, OR Mail: UBS Financial Services Inc., Alternative Investments US, 51 West 52nd Street, New York, NY 10019. Generally, this Investor Certification must be received four business days prior to month’s end in order to invest in the Fund’s next monthly closing.

UBS ENSO FUND INVESTOR CERTIFICATION

This certificate relates to UBS Enso Fund (the “Fund”) and is given to you with respect to a potential investment in the Fund.

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the “Net Worth Requirement”); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a “Plan”) that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund’s incentive fee and limited provisions for transferability and withdrawal and have carefully read and understand the “Incentive Fee” and “Redemptions, Repurchases of Shares and Transfers” provisions in the prospectus.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the “Code”)) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 30 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a “Benefit Plan”), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the “Fiduciary”), which for an IRA, is the individual that established the IRA, represents and warrants that: A) the Fiduciary has considered the following items and has determined that an investment is consistent with the Fiduciary’s responsibilities under ERISA: i) the Fiduciary’s investment standards under ERISA in the context of the Benefit Plan’s particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the prospectus; B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc., the Directors, or any of their affiliates, (collectively, the “Affiliates”); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this certification and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

DIVIDEND REINVESTMENT I understand that if I do not check the following box, dividends and capital gains distributions for my account will be automatically reinvested in Shares of the Fund:
☐	I do not wish to have dividends and capital gains distributions reinvested in Shares of the Fund (all dividends and capital gains distributions will be paid in cash)

By signing below, I confirm that with respect to the information maintained by UBS Financial Services Inc. regarding my portfolio, the investment objective and risk profile applicable to that portion of my portfolio invested in the Fund are, respectively, “capital appreciation” and “aggressive/speculative.“

3

☐	Please check this box if this is an additional investment in the Fund.

UBS Account Number:	SSN/TAX ID Number:	SIGNATURE REQUIRED	►	Investor Signature: _____________ Date: _______
Print Investor Name:

For Financial Advisors and Branch Managers Only:
Investor Suitability: With regard to the proposed investment of the aforementioned client in the Fund, I, as Financial Advisor to the client, by signing below, certify that I have:
(1) informed the client of all pertinent facts relating to the liquidity and transferability of the Fund; and

(2) reasonable grounds to believe (on the basis of information obtained from the client concerning the client’s age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any other information known by me, including the attached CAI) that: (a) the Fund being subscribed for is suitable and appropriate for the client; (b) the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards; (c) the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Fund based on the client’s financial position, overall investment objectives and portfolio structure; (d) the client can bear the economic risks of the investment in the Fund; (e) the client appears to have an understanding of: (i) the fundamental risks of the Fund (including that the client may lose his or her entire investment); (ii) the restrictions on the liquidity and transferability of the Fund; (iii) the background and qualifications of the sponsor(s) and investment manager(s) of the Fund; and (iv) the tax consequences with respect to an investment in the Fund; and (f) the investment in the Fund does not exceed 10% of the client’s net worth on CAI.

Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth), I have ascertained from the appropriate parties (such as the client’s trustee or general partner) that all of the client’s beneficial owners meet such requirements.

By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that a prospectus has been previously delivered to the investor.
FA Signature: _______________________________ FA Name: ____________________________ Division: __________ Date: ____________ Tel #: _________________
Sales Load: ___%

Financial Advisors must reconcile the information listed on this certification with the client’s account records, including updating the client’s net worth, objectives and any other relevant information.

Branch Manager Signature: I certify that I have reviewed the completed Investor Suitability section above, the client investor certification and Client Account Information, and I agree, based upon the information known to me, with the Financial Advisor’s determination that the investment being subscribed for is suitable and appropriate for the client.

BOM Signature: _________________________________ BOM Name: ______________________________ Date**: _______________
** The CAI information that accompanies this form must be dated before or the same day this certification is signed.

*As used herein, “net worth” means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining “net worth,” the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

SIGNATURE REQUIRED

ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A UBS ENSO FUND PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED. Please promptly return completed, executed Investor Certification to Alternative Investments US via Fax: (212) 882-____, OR Mail: UBS Financial Services Inc., Alternative Investments US, 51 West 52nd Street, New York, NY 10019. Generally, this Investor Certification must be received four business days prior to month’s end in order to invest in the Fund’s next monthly closing.

UBS ENSO FUND – INFONET INVESTOR CERTIFICATION

This certificate relates to UBS Enso Fund (the “Fund”) and is given to you with respect to a potential investment in the Fund.

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the “Net Worth Requirement”); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a “Plan”) that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund’s incentive allocation and limited provisions for transferability and withdrawal and have carefully read and understand the “Incentive Fee” and “Redemptions, Repurchases of Shares and Transfers” provisions in the prospectus.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the “Code”)) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 30 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a “Benefit Plan”), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the “Fiduciary”), which for an IRA, is the individual that established the IRA, represents and warrants that: A) the Fiduciary has considered the following items and has determined that an investment is consistent with the Fiduciary’s responsibilities under ERISA: i) the Fiduciary’s investment standards under ERISA in the context of the Benefit Plan’s particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the prospectus; B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc., the Directors, or any of their affiliates, (collectively, the “Affiliates”); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this certification and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

DIVIDEND REINVESTMENT I understand that if I do not check the following box, dividends and capital gains distributions for my account will be automatically reinvested in Shares of the Fund:
☐	I do not wish to have dividends and capital gains distributions reinvested in Shares of the Fund (all dividends and capital gains distributions will be paid in cash)

By signing below, I confirm that with respect to the information maintained by UBS Financial Services Inc. regarding my portfolio, the investment objective and risk profile applicable to that portion of my portfolio invested in the Fund are, respectively, “capital appreciation” and “aggressive/speculative.”

☐	Please check this box if this is an additional investment in the Fund.

UBS Account Number:	SSN/TAX ID Number:	SIGNATURE REQUIRED	►	Investor Signature: _____________ Date: _______
Print Investor Name:

For Financial Advisors and Branch Managers Only:
Investor Suitability: With regard to the proposed investment of the aforementioned client in the Fund, I, as Financial Advisor to the client, by signing below, certify that I have:
(1) informed the client of all pertinent facts relating to the liquidity and transferability of the Fund; and

(2) reasonable grounds to believe (on the basis of information obtained from the client concerning the client’s age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any other information known by me, including the attached CAI) that: (a) the Fund being subscribed for is suitable and appropriate for the client; (b) the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards; (c) the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Fund based on the client’s financial position, overall investment objectives and portfolio structure; (d) the client can bear the economic risks of the investment in the Fund; (e) the client appears to have an understanding of: (i) the fundamental risks of the Fund (including that the client may lose his or her entire investment); (ii) the restrictions on the liquidity and transferability of the Fund; (iii) the background and qualifications of the sponsor(s) and investment manager(s) of the Fund; and (iv) the tax consequences with respect to an investment in the Fund; and (f) the investment in the Fund does not exceed 10% of the client’s net worth on CAI.

Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth), I have ascertained from the appropriate parties (such as the client’s trustee or general partner) that all of the client’s beneficial owners meet such requirements.

By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that a prospectus has been previously delivered to the investor.
FA Signature: _______________________________ FA Name: ____________________________ Division: __________ Date: ____________ Tel #: _________________
Sales Load: ___%

Financial Advisors must reconcile the information listed on this certification with the client’s account records, including updating the client’s net worth, objectives and any other relevant information.

Branch Manager Signature: I certify that I have reviewed the completed Investor Suitability section above, the client investor certification and Client Account Information, and I agree, based upon the information known to me, with the Financial Advisor’s determination that the investment being subscribed for is suitable and appropriate for the client.

BOM Signature: _________________________________ BOM Name: ______________________________ Date**: _______________
** The CAI information that accompanies this form must be dated before or the same day this certification is signed.

* As used herein, “net worth” means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining “net worth,” the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

Appendix B

COMPOSITE PERFORMANCE INFORMATION

[TO COME]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion, Dated January 15, 2008

STATEMENT OF ADDITIONAL INFORMATION

UBS ENSO FUND

51 West 52nd Street New York, New York 10019 toll-free (800) 486-2608
—————————
__________, 2008
—————————

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of UBS Enso Fund (the “Fund”), dated __________, 2008. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

TABLE OF CONTENTS

Page

ADDITIONAL INVESTMENT POLICIES	1
REPURCHASES AND TRANSFERS OF SHARES	2
TRUSTEES	3
CODE OF ETHICS	7
PROXY VOTING POLICIES AND PROCEDURES	7
INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES	8
CONFLICTS OF INTEREST	10
TAX ASPECTS	12
BROKERAGE	14
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	15
CUSTODIAN	15
FINANCIAL STATEMENTS	15

ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (“Shares”), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is the less. The Fund has adopted a fundamental policy for its interval fund structure. The Fund may not:

•

Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).

•

Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of its portfolio securities.

•

Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies or as otherwise permitted under the Investment Company Act.

•

Purchase, hold or deal in real estate, except that it may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business, and except that it may acquire, hold and sell real estate acquired through default, liquidation or other distribution of an interest in real estate as a result of the Fund’s ownership of such other assets.

•

Purchase or sell commodities or commodity contracts, except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.

With respect to these investment restrictions, other than as respects borrowing, and other policies described in this SAI, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The types of securities or investment techniques that may be employed by the Fund in accordance with the Investment Company Act, which may give rise to senior securities within the meaning of the Investment Company Act include: short sales, certain options, futures, forward and swap contracts, reverse repurchase agreements, and when-issued or delayed delivery securities.

The Fund’s investment objective is fundamental and may not be changed without the vote of a majority of the outstanding voting securities of the Fund.

REPURCHASES AND TRANSFERS OF SHARES

Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value all or any portion of Shares of a shareholder, or any person acquiring Shares from or through a shareholder:

•

if such Shares have been transferred in violation of the Fund’s Agreement and Declaration of Trust, or such Shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Shareholder;

•

if ownership of such Shares by a Shareholder or other person will cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

if continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any of its Shareholders to an undue risk of adverse tax or other fiscal consequences;

•	at such time as such Shareholder owns Shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or
•	if it would be in the best interests of the Fund, as determined by the Trustees, for the Fund to repurchase such Shares.

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to UBS Fund Advisor, L.L.C. (the “Administrator”) its authority to consent to transfers of Shares. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to shareholder eligibility and suitability, including the requirement that any shareholder, or the shareholder’s equity owners in certain circumstances, at the time of purchase has a net worth (with their spouse) of more than $1.5 million or otherwise meets the standard for a “qualified client” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, and must be accompanied by a properly completed shareholder certification.

Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

TRUSTEES

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of Trustees of a registered investment company organized as a corporation.

Currently, three of the Trustees are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”) and perform the same functions for the Fund as are customarily exercised by the non-interested Trustees of a registered investment company organized as a corporation. The identity of the Trustees and brief biographical information regarding each Trustee is set forth below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Trusteeships/ Trusteeships Held by Trustee Outside Fund Complex
INDEPENDENT TRUSTEES
George W. Gowen (78) UBS Financial Services Inc. 51 West 52nd Street New York, NY 10019 Trustee	Term — Indefinite Length—since Inception	Law partner of Dunnington, Bartholow & Miller	12	None
Stephen H. Penman (61) UBS Financial Services Inc. 51 West 52nd Street New York, NY 10019 Trustee	Term — Indefinite Length—since Inception	Professor of Financial Accounting of the Graduate School of Business, Columbia University	12	None
Virginia G. Breen (43) UBS Financial Services Inc. 51 West 52nd Street New York, NY 10019 Trustee	Term — Indefinite Length—since Inception	General Partner of Sienna Ventures and Blue Rock Capital	2	Director of: CMGI, Inc., Excelsior Absolute Return Fund of Funds, LLC, Excelsior Buyout Investors, LLC, Excelsior LaSalle Property Fund, Inc., and UST Global Private Markets Fund, LLC
INTERESTED TRUSTEE
Meyer Feldberg (65) [2] UBS Financial Services Inc. 51 West 52nd Street New York, NY 10019 Trustee	Term — Indefinite Length—since Inception	Dean (Emeritus since March 2005) and Sanford C. Bernstein Professor of Leadership and Ethics of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley & Co. Incorporated since March 2005	48	Trustee of: Primedia, Inc., Federated Department Stores, Inc., Revlon, Inc. and SAPPI, Ltd.
OFFICERS WHO ARE NOT TRUSTEES
Douglas A. Lindgren (46) UBS Financial Services Inc. 51 West 52nd Street New York, NY 10019 Principal Executive Officer	Term — Indefinite Length—since Inception	Managing Trustee of UBS Financial Services Inc. since July 2005 Prior to July 2005, Managing Trustee and Head of Alternative Investments of United States Trust Company, N.A.	N/A	N/A
Robert F. Aufenanger (54) UBS Financial Services Inc. 51 West 52nd Street New York, NY 10019 Principal Accounting Officer	Term — Indefinite Length—since Inception

Executive Trustee of UBS Alternative Investments US since April 2007
Prior to April 2007, Chief Financial Officer and Senior Vice President of Alternative Investments Group of U.S. Trust Corporation from 2003 - 2007; Consultant to private equity funds from 2002 - 2003

			N/A	N/A
Frank S. Pluchino (48) UBS Financial Services Inc. 51 West 52nd Street New York, NY 10019 Chief Compliance Officer	Term — Indefinite Length—since Inception

Assistant Trustee of Compliance of UBS Financial Services Inc. since 2003
Prior to 2003, Chief Compliance Officer of LibertyView Capital Management, Inc., an investment adviser, and LibertyView Alternative Asset Management, Inc., an NASD broker-dealer

			N/A	N/A

[1] Of the 48 funds/portfolios in the complex, 36 are advised by an affiliate of UBS Financial Services Inc. and 12 comprise the UBS Financial Services Alternative Investments US (the “Alternative Investment Group”) group of funds, including the Fund.

[3] Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the Alternative Investment Group’s funds do business.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity. A Trustee may resign upon 90 days’ prior written notice to the other Trustees, subject to waiver of notice, and may be removed either by vote of two-thirds of the Trustees not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders. The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving. If no Trustee remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new Trustees or dissolving the Fund.

The only standing committees of the Board are the Audit Committee and the Nominating Committee. The current members of each of the Audit Committee and the Nominating Committee are George W. Gowen, Stephen H. Penman and Virginia G. Breen, constituting all of the Independent Trustees of the Fund. Mr. Penman currently is the Chairman of the Audit Committee, and Mr. Gowen currently is the Chairman of the Nominating Committee. The function of the Audit Committee, pursuant to its adopted written charter, is (1) to oversee the Fund’s accounting and financial reporting processes, the audits of the Fund’s financial statements and the Fund’s internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) to oversee or assist in Board oversight of the integrity of the Fund’s financial statements, and the Fund’s compliance with legal and regulatory requirements, and (3) to approve prior to appointment the engagement of the Fund’s independent auditors and review the independent auditors’ qualifications and independence and the performance of the independent auditors.

The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Trustees of the Fund. The Nominating Committee reviews and considers, as the Nominating Committee deems appropriate after taking into account, among other things, the factors listed in the charter, nominations of potential Trustees made by Fund management and by Fund shareholders who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Trustees, at c/o Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY 10017, such nominations which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee meets as is necessary or appropriate.

The following table sets forth the dollar range of each Trustee’s ownership of equity securities of the Fund and other registered investment companies overseen by the Trustee within the Fund Complex, in each case as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Trustee in Fund Complex

Virginia G. Breen	None	None
Meyer Feldberg	None	Over $100,000
George W. Gowen	None	None
Stephen H. Penman	None	None

As of December 31, 2007, none of the Trustees or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than a registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation

Name and Position with Fund	Aggregate Compensation from the Fund*	Total Compensation from Fund and Fund Complex Paid to Board Members*
Meyer Feldberg	$13,333	$160,000 (50)**
Trustee
George W. Gowen	$12,500	$150,000 (12)**
Trustee
Stephen H. Penman	$13,750	$165,000 (12)**
Trustee
Virginia G. Breen	$12,500	$25,000 (2)**
Trustee

* Estimated for the fiscal year ending December 31, 2008.

** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Trustee served as of _______, 2008. Mr. Feldberg received additional compensation directly from UBS Global Asset Management (US) Inc., an indirect affiliate of the Adviser, with respect to his service as an interested board member of funds advised by UBS Global Asset Management (US) Inc.

The Trustees will each be paid by the Fund an annual retainer of $7,500, per meeting fees of $1,000, and $250 in the case of telephonic meetings. In addition, the chairman of the Audit Committee will receive an additional annual fee of $15,000, and the chairman of the Board will receive an additional annual fee of $10,000, each of which will be split equally among the funds in the Alternative Investment Group, including the Fund. All Trustees will be reimbursed by the Fund for their reasonable out-of-pocket expenses. The Trustees will not receive any pension or retirement benefits from the Fund.

CODE OF ETHICS

The Alternative Investment Group has adopted a code of ethics under Rule 17j-1 of the Investment Company Act that applies to the Fund, the Adviser and UBS Financial and permits covered personnel, subject to the code, to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code is available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures. The Adviser has adopted proxy voting guidelines which provide that proxy voting decisions are made by officers, members or employees of Enso Capital Management LLC ("Enso"), a member of the Adviser, in accordance with its own proxy voting policies and procedures (the "Voting Guidelines"). The Voting Guidelines provide as follows:

General Proxy Voting Policies

Enso understands and appreciates the importance of proxy voting. Enso has appointed, a third party proxy, Institutional Shareholder Services (“ISS”) to generally manage the receipt of incoming proxies, maintain a log of all proxies, and place votes based upon specified policies and guidelines that have been established by Enso in the best interest of advisory clients and investors. Furthermore, in the event that Enso decides to directly exercise discretion to vote a proxy (as opposed to delegating such discretion to ISS), Enso will vote any such proxies in the best interests of advisory clients and investors (as applicable) and in accordance with the procedures outlined below (as applicable).

Proxy Voting Procedures

All proxies sent to advisory clients that are actually received by Enso (to vote on behalf of the advisory clients) will be provided to Enso's Chief Compliance Officer.

Enso's Chief Compliance Officer will generally adhere to the following procedures (subject to limited exception):

•	A written record of each proxy received by Enso (on behalf of its advisory clients) will be kept in Enso's files;

•	Enso’s Chief Compliance Officer will determine which of Enso's advisory clients hold the security to which the proxy relates;

•	As needed, Enso's Chief Compliance Officer will call a meeting (which may be via telephone) of Enso's Proxy Voting Committee and provide each committee member with:

•	a copy of the proxy;

•	a list of the advisory clients to which the proxy is relevant;

•	the amount of votes controlled by each advisory client; and

•	the deadline that such proxies need to be completed and returned.

•

Prior to voting any proxies, Enso's Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below. If a conflict is identified, Enso's Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.

•

If no material conflict is identified pursuant to these procedures, Enso's Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth below. Enso's Chief Compliance Officer will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

•	Enso is empowered to retain an independent third party (such as ISS) to vote proxies in certain situations (including situations where a material conflict of interest is identified).

Handling of Conflicts of Interest

As stated above, in evaluating how to vote a proxy, Enso's Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between Enso and its advisory clients. This examination will include (but will not be limited to) an evaluation of whether Enso (or any affiliate of Enso) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by an advisory client of Enso.

If a conflict is identified and deemed "material" by Enso’s Proxy Voting Committee, Enso may appoint ISS to vote on such proxy and/or will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of affected advisory clients.

With respect to material conflicts, Enso will determine whether it is appropriate to disclose the conflict to affected advisory clients and investors and give investors the opportunity to vote the proxies in question themselves except that if the advisory client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the investment management agreement between Enso and the ERISA advisory client reserves the right to vote proxies when Enso has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA advisory client, Enso will:

•	Give the ERISA advisory client the opportunity to vote the proxies in question themselves; or

•	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA advisory clients (if any).

Voting Guidelines

In the absence of specific voting guidelines mandated by a particular advisory client, Enso will endeavor to vote proxies in the best interests of each advisory client.

Although voting certain proxies may be subject to the discretion of Enso, Enso is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its advisory clients:

•	Enso will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

•	election of directors (where there are no related corporate governance issues);

•	selection or reappointment of auditors; or

•	increasing or reclassification of common stock.

•	Enso will generally vote against proposals that:

•	make it more difficult to replace members of the issuer's board of directors or board of managers; and

•	introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain advisory clients of Enso).

•	Enso will generally vote against proposals that make it more difficult for an issuer to be taken over by outsiders, and in favor of proposals to do the opposite.

•

Enso will generally vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance.

•

Enso will generally vote against proposals to move the company to another state less favorable to shareholders' interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

Disclosure of Procedures

Employees should note that a brief summary of these proxy voting procedures will be included in Enso's Form ADV Part II and will he updated whenever these policies and procedures are updated. Enso's Chief Compliance Officer will be responsible for sending a copy of this summary to all existing advisory clients. Advisory clients and investors will also be provided with contact information as to how such advisory clients and investors can obtain information about: (a) the details of Enso's proxy voting procedures (i.e., a copy of these procedures); and (b) how Enso has voted proxies that are relevant to the affected advisory client or Investor.

Record-keeping Requirements

Enso's Chief Compliance Officer will be responsible for maintaining files relating to Enso's proxy voting procedures. Records related to proxies voted by ISS will be maintained on the ISS platform (which is fully accessible by Enso). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Enso. Records of the following will be included in the files:

•	Copies of these proxy voting policies and procedures, and any amendments thereto;

•

A copy of each proxy statement that Enso actually receives; provided, however, that Enso may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available;

•	A record of each vote that Enso casts;

•	A copy of any document that Enso created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

•

A copy of each written request for information on how Enso voted such advisory client's proxies and a copy of any written response to any request for information on how Enso voted proxies on behalf of advisory clients.

Information regarding how Enso (and thus the Adviser) voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling (800) 486-2608, and is available on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES

The Adviser

The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment advisory agreement entered into between the Fund and the Adviser, dated as of ________, 2008 ( the “Investment Advisory Agreement”).

The Adviser was formed as a Delaware limited liability company on October 26, 2007 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The offices of the Adviser are located at 51 West 52nd Street, New York, New York 10019, and its telephone number is (800) 486-2608. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the Investment Company Act at 51 West 52nd Street, New York, New York 10019.

The Adviser is a joint venture between UBSFA and Enso. UBSFA is the managing member of the Adviser and oversees the Adviser’s provision of investment advice and day-to-day management to the Fund. Enso provides the Adviser with use of and access to such of its personnel, research and facilities as the Adviser requires to manage the Fund’s investment portfolio, and these individuals have the sole responsibility, subject only to the oversight of the Adviser and the Board, for the investment advisory services provided to the Fund.

Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Trustees, for formulating a continuing investment program for the Fund. The Investment Advisory Agreement was initially approved by the Fund’s full Board and by the Trustees who are not “interested persons” (as defined by the Investment Company Act) of the Fund or the Adviser at a meeting held in person on _________, 2008, and also was approved on such date by the then sole shareholder of the Fund. The Investment Advisory Agreement is terminable without penalty, on 60 days prior written notice by the Fund’s Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Investment Advisory Agreement has an initial term that expires two years after the Fund commences investment operations. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Fund’s Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Trustees who are not “interested persons” of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the Investment Company Act).

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Portfolio Management

The Fund’s Portfolio Manager manages multiple accounts in addition to the Fund, including other pooled investment vehicles (hedge funds) and separately managed accounts.

The Portfolio Manager’s goal is to provide high quality investment services to all of his clients, including the Fund. Enso has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.

Potential conflicts of interest may arise because of the Portfolio Manager’s management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and the allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. Additionally, Enso could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund. The Adviser periodically reviews the Portfolio Manager’s overall responsibilities to ensure that he is able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts managed by the Portfolio Manager may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

All accounts managed by Enso are currently charged similar advisory and performance fees. However, a potential conflict of interest could arise if Enso were to receive a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Managers may favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Managers' compensation.

The Portfolio Manager receives compensation comprised of two components: a base partner draw which is fixed annually and is paid throughout the year; and his proportionate share of the annual net profits earned by Enso from advisory fees and performance-based fees derived from its client accounts, including the Fund.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of December 31, 2007.  All such accounts, and the assets managed thereunder, bear performance-based advisory fees.

Joshua A. Fink

Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
0	0	3	$643 million	2	$99 million

The Portfolio Manager does not beneficially own any Shares in the Fund.

CONFLICTS OF INTEREST

UBSFA

UBSFA and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, “UBSFA Clients”). The Fund has no interest in these activities. UBSFA and its officers or employees who assist UBSFA in its oversight of the Adviser are engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Adviser and UBSFA Clients. UBSFA and its officers and employees devote so much of their time to the affairs of the Adviser as in their judgment is necessary and appropriate.

UBS Financial or its affiliates may provide brokerage and other services, including engaging in agency transactions, from time to time to one or more accounts or entities, including the Fund, managed by Enso or one of its affiliates and may receive compensation for providing these services.

UBS Financial and its affiliates, in the ordinary course of their business, have in the past and may in the future, have other business relationships giving rise to compensation, such as underwriting, market-making or investment banking relationships, with Enso and others involved with Enso, or with parties adverse to Enso.

Enso

Enso and certain of the investment professionals who are principals of or employed by Enso or its affiliates (collectively with Enso, the “Enso Managers”) carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (“Enso Accounts”). The Fund has no interest in these activities. Enso and the investment professionals who, on behalf of the Adviser, manage the Fund’s investment portfolio are engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Enso Accounts. Such persons devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

Enso and its affiliates may engage in certain research activities through which, and its representatives may sit on the boards of certain companies, as a result of which, the Adviser may acquire confidential or material non-public information with respect to certain companies. As a result, the Adviser may be restricted from engaging in transactions involving those company’s securities on behalf of the Fund.

Participation in Investment Opportunities

The Adviser employs an investment program for the Fund that is substantially similar to the investment program employed by the Enso Managers for some of the Enso Accounts. Accordingly, as a general matter, the Adviser considers participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the Enso Managers for the Enso Accounts. There may be, however, circumstances under which the Enso Managers may cause one or more Enso Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Enso Managers may consider participation by the Enso Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

The Adviser evaluates for the Fund, and it is anticipated that the Enso Managers will evaluate for each Enso Account, a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an Enso Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; (5) the investment strategy of the particular entity or account; and (6) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Enso Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Enso Accounts may differ considerably from time to time. In addition, the fees and expenses of the Fund differ from those of the Enso Accounts. Accordingly, prospective shareholders should note that the future performance of the Fund and the Enso Accounts may vary.

When the Adviser and the Enso Managers determine that it would be appropriate for the Fund and one or more Enso Accounts to participate in an investment opportunity at the same time, they attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Enso Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Enso Managers will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Enso Managers for the Enso Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Fund and the Enso Accounts, thereby limiting the size of the Fund’s position; (2) the difficulty of liquidating an investment for the Fund and the Enso Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a “joint transaction” (as defined in the Investment Company Act) with the Enso Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters” below.

The members of the Adviser, and their members, directors, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by members, directors, officers, employees and affiliates of UBSFA or Enso, or by the Enso Managers for the Enso Accounts, that are the same, different or made at a different time than positions taken for the Fund.

Other Matters

Except in accordance with applicable law, the Adviser and its members are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, the Fund may effect certain principal transactions in securities with one or more Enso Accounts, except for accounts in which Enso or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from Enso’s or any affiliate’s appointment as an investment adviser to the account. Such transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Fund to purchase and an Enso Account to sell, or the Fund to sell and an Enso Account to purchase, the same security or instrument on the same day.

Future investment activities of UBSFA or Enso, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

TAX ASPECTS

The Adviser expects that the Fund will qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying income”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code); and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) to its shareholders each taxable year. If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

The Fund ordinarily declares and pays dividends from its net investment income and distributes net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or distribution paid shortly after a shareholder’s purchase of Shares may have the effect of reducing the aggregate net asset value of the Shares below the cost of the investment. Such a dividend or distribution would be a return of capital, taxable as stated in the Fund’s prospectus. In addition, the Code provides that if a shareholder holds Shares for six months or less and has received a capital gain distribution with respect to such Shares, any loss incurred on the sale of such Shares will be treated as long term capital loss to the extent of the capital gain distribution received.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Gain or loss, if any, realized by the Fund from certain financial futures or forward contracts and options transactions (“Section 1256 contracts”) will be treated as 60% long term capital gain or loss and 40% short term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute “mixed straddles.” The Fund may make one or more elections with respect to the treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests (“appreciated financial position”) and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

If the Fund invests in an entity that is classified as a “passive foreign investment company” (“PFIC”) for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.

Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

BROKERAGE

The Adviser is responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. On the great majority of foreign stock exchanges, commissions are fixed. Transactions on some foreign stock exchanges and on U.S. stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

In executing transactions on behalf of the Fund, the Adviser seeks to obtain the best execution for the Fund, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Fund with unaffiliated brokers, the firm’s risk in positioning a block of securities. Although the Adviser generally seeks reasonably competitive commission rates, the Fund may not necessarily pay the lowest commission available on each transaction. The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. The Fund may execute portfolio brokerage transactions through UBS Financial or its affiliates, subject to compliance with the Investment Company Act.

Following the principle of seeking best execution, the Adviser may place brokerage business on behalf of the Fund with brokers that provide the Adviser and its affiliates, including the Enso Managers, with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser and its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser by brokers and dealers through which other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

Although the Fund cannot accurately predict its portfolio turnover, the Fund expects that its annual portfolio turnover rate for securities generally will be between [___]% and [___]%. A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. A portfolio turnover rate of 100% or more is considered to be high. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to shareholders at ordinary income tax rates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

______________ serves as the independent registered public accounting firm of the Fund. Its principal business address is _________________________________.

Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Fund.

Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York acts as legal counsel to Enso.

CUSTODIAN

PFPC Trust Company (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153.

FINANCIAL STATEMENTS

The financial statements of the Fund for the periods indicated follow.

PART C. OTHER INFORMATION

Item 25.	Financial Statements and Exhibits.

1.	Financial Statements:
Part A: Financial Highlights (not applicable)
Part B: [To come]

2.	Exhibits:

	a.	(1) Certificate of Trust*
(2) Agreement and Declaration of Trust**

	b.	By-Laws**

	c.	Not Applicable

	d.	Not Applicable

	e.	Not Applicable

	f.	Not Applicable

	g.	Form of Investment Advisory Agreement**

	h.	(1) Form of Distribution Agreement**
(2) Form of Selected Dealer Agreement**

	j.	Form of Custodian Agreement**

	k.	(1) Form of Management and Administration Agreement**
(2) Form of Escrow Agreement**
(3) Form of Services Agreement**
(4) Form of Investor Certificate (included as Appendix A to the Fund’s prospectus)

	l.	Opinion and Consent of Stroock & Stroock & Lavan LLP**

	n.	(1) Consent of Independent Registered Public Accounting Firm**

	p.	Not Applicable

	r.	Codes of Ethics**

	s.	Powers of Attorney**

__________________________

*	Filed herewith.
**	To be filed by Amendment.
Item 26.	Marketing Arrangements: Not Applicable.
Item 27.	Other Expenses of Issuance and Distribution:*
Registration fees
Legal fees
NASD fees
Blue Sky fees
Accounting fees
Printing and Mailing
Miscellaneous

Total

___________________________

* To be completed by amendment.

Item 28.	Persons Controlled by or Under Common Control with Registrant: None.
Item 29.	Number of Holders of Securities as of January __, 2008:*

Title of Class	Number of Recordholders

___________________________

* To be completed by amendment.

Item 30.	Indemnification:

Reference is made to Section 5.5 of the Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), to be filed as Exhibit (a)(3) hereto, and to Paragraph 7 of the Registrant’s Investment Advisory Agreement (“Investment Advisory Agreement”), to be filed as Exhibit (g) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Investment Advisory Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31.	Business and Other Connections of Investment Adviser:

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV to be filed with the SEC (File No. ________), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records:

_________________, the Fund’s administrator, maintains certain required accounting related and financial books and records of the Registrant at __________________________. The other required books and records are maintained by UBS Financial Services, Inc., 51 West 52nd Street, New York, New York 10019.

Item 33.	Management Services: Not Applicable.
Item 34.	Undertakings:

I.         The Registrant undertakes to suspend the offering of Shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

II.	The Registrant undertakes that:
(a)

For purposes of determining any liability under the Securities Act of 1933, as amended (the “1933 Act”), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)

For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

III.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant’s statement of additional information.

IV.	The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)

To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)

To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

V.

The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

VI.	The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 15th day of January 2008.

UBS ENSO FUND

By:	/s/ Robert F. Aufenanger
Robert F. Aufenanger Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on January 15, 2008.

Name		Title

/s/ Douglas A. Lindgren Douglas A. Lindgren		Principal Executive Officer

/s/ Robert F. Aufenanger Robert F. Aufenanger		Principal Accounting Officer

/s/ Virginia G. Breen* Virginia G. Breen		Director

/s/ Meyer Feldberg* Meyer Feldberg		Director

/s/ George W. Gowen* George W. Gowen		Director

/s/ Stephen H. Penman* Stephen H. Penman		Director

*By:	/s/Robert F. Aufenanger Robert F. Aufenanger, Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

a.	(1) Certificate of Trust

s.	Powers of Attorney